                                                                    EXHIBIT 10.1




                                   HPSC, INC.

                 AMENDED AND RESTATED 1998 STOCK INCENTIVE PLAN

                            ADOPTED FEBRUARY 23, 1998
                              AMENDED AND RESTATED
                                 APRIL 26, 1999


                                TABLE OF CONTENTS

1. PURPOSE; RESTRICTIONS..........................................................................................1
2. EFFECTIVE DATE.................................................................................................1
3. STOCK COVERED BY THE PLAN......................................................................................1
4. ADMINISTRATION.................................................................................................2
5. ELIGIBLE RECIPIENTS; AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS................................................2
   (a) KEY EMPLOYEES, CONSULTANTS AND OTHER INDIVIDUAL CONTRIBUTORS...............................................2
   (b) NON-EMPLOYEE DIRECTORS.....................................................................................2
      (i) PRICE...................................................................................................3
      (ii) EXERCISE...............................................................................................3
      (iii) EXPIRATION............................................................................................3
      (iv) OTHER TERMS............................................................................................3
6. DURATION OF THE PLAN...........................................................................................3
7. TERMS AND CONDITIONS OF OPTIONS AND RESTRICTED STOCK AWARDS....................................................3
   (a) PRICE......................................................................................................3
   (b) NUMBER OF SHARES...........................................................................................4
   (c) VESTING AND OTHER TERMS OF RESTRICTED STOCK AWARDS.........................................................4
      (i)VESTING..................................................................................................4
      (ii) FORFEITURE OF UNVESTED SHARES..........................................................................5
      (iii) ESCROW OF UNVESTED SHARES.............................................................................5
      (iv) STOCKHOLDER RIGHTS.....................................................................................6
      (v) OTHER TERMS.............................................................................................6
   (d) EXERCISE OF OPTIONS........................................................................................6
   (e) PAYMENT....................................................................................................6
   (f) WITHHOLDING TAXES; DELIVERY OF SHARES......................................................................7
   (g) TRANSFERABILITY............................................................................................7
   (h) TERMINATION OF RESTRICTED STOCK AWARDS AND OPTIONS.........................................................8
   (i) RIGHTS AS STOCKHOLDER......................................................................................8


   (j) FORFEITURE.................................................................................................9
   (k) 10% STOCKHOLDER............................................................................................9
   (l) CONFIDENTIALITY AGREEMENTS.................................................................................9
   (m) AGGREGATE LIMITATION.......................................................................................9
   (n) RIGHT TO TERMINATE.........................................................................................9
   (o) DEFERRAL..................................................................................................10
8. RESTRICTIONS ON INCENTIVE OPTIONS.............................................................................11
9. SUSPENSION OF RIGHTS PRIOR TO A DISSOLUTION, REORGANIZATION, ETC..............................................11
10. ADJUSTMENT IN SHARES.........................................................................................11
11. INVESTMENT REPRESENTATIONS; TRANSFER RESTRICTIONS............................................................12
12. DEFINITIONS..................................................................................................12
   (a) "BOARD"...................................................................................................12
   (b) "CHANGE IN CONTROL".......................................................................................12
   (c) "CODE"....................................................................................................12
   (d) "COMMITTEE"...............................................................................................12
   (e) "COMMON STOCK"............................................................................................12
   (f) "COMPANY"AND "COMPANY GROUP"..............................................................................12
   (g) "DEFERRED COMPENSATION ACCOUNT"...........................................................................12
   (h) "DIRECTOR OPTION".........................................................................................12
   (i) "DISABILITY"..............................................................................................12
   (j) "EFFECTIVE DATE"..........................................................................................12
   (k) "EMPLOYEE"................................................................................................13
   (l) "EVENT"...................................................................................................13
   (m) "EXCHANGE ACT"............................................................................................13
   (n) "INCENTIVE OPTION"........................................................................................13
   (o) "MARKET PRICE"............................................................................................13
   (p) "1995 PLAN"...............................................................................................13
   (q) "NON-EMPLOYEE DIRECTOR"...................................................................................13
   (r) "NONQUALIFIED OPTION".....................................................................................13
   (s) "OPTION"..................................................................................................13

                                       ii

   (t) "PARTICIPANT".............................................................................................13
   (u) "PERFORMANCE CONDITIONS"..................................................................................13
   (v) "PERFORMANCE PERIOD"......................................................................................13
   (w) "PHANTOM STOCK"...........................................................................................13
   (x) "PLAN"....................................................................................................13
   (y) "RESTRICTED STOCK AWARD"..................................................................................13
   (z) "SERVICE".................................................................................................14
   (aa)"SERVICE REQUIREMENT".....................................................................................14
   (bb) "SHARES".................................................................................................14
   (cc) "SUBSIDIARY".............................................................................................14
13. TERMINATION OR AMENDMENT OF PLAN.............................................................................14
14. CHANGE IN CONTROL............................................................................................14

                                      -iii-

                                                AS AMENDED AND RESTATED 4/26//99

                                   HPSC, INC.

                 AMENDED AND RESTATED 1998 STOCK INCENTIVE PLAN


     1. PURPOSE; RESTRICTIONS. The purpose of this Amended and Restated HPSC, Inc. 1998 Stock Incentive Plan (the "Plan") is to advance the interests of HPSC, Inc., a Delaware corporation (the "Company"), and of its shareholders by strengthening the ability of the Company to attract, retain and motivate key employees, directors, consultants and other individual contributors of or to the Company or any present or future Subsidiary(1) of the Company (the Company and all such Subsidiaries shall be collectively referred to as the "Company Group") by providing such employees, directors, consultants and other individual contributors with an opportunity to purchase or receive as bonuses stock of the Company, thereby permitting such persons to share in the Company's success while aligning their interests with those of the Company's shareholders. It is intended that this purpose will be effected by granting (i) incentive stock options ("Incentive Options"), which are intended to qualify under the provisions of Section 422 of the Code, and non-statutory stock options ("Nonqualified Options"), which are not intended to meet the requirements of
Section 422 of the Code and which are intended to be taxed upon exercise under
Section 83 of the Code (both Incentive Options and Nonqualified Options shall be collectively referred to as "Options") and (ii) restricted stock awards that are subject to performance-vesting requirements ("Restricted Stock Awards").

     Notwithstanding the foregoing, no Incentive Options shall be granted under this Plan unless this Plan shall have been approved by the stockholders of the Company within twelve (12) months after the Effective Date.

     2. EFFECTIVE DATE. This Plan was adopted on February 23, 1998, which is also the Effective Date of the Plan. This Plan was amended as of March 11, 1999, and was amended and restated on April 26, 1999.

     3. STOCK COVERED BY THE PLAN. Subject to adjustment as provided in Sections 9 and 10 below, the shares that may be made subject to Options or Restricted Stock Awards under this Plan ("Shares") shall not exceed in the aggregate 550,000 shares of the common stock, $.01 par value, of the Company ("Common Stock"). Notwithstanding the foregoing, additional shares of Common Stock may be issued and sold pursuant to Restricted Stock Awards and Nonqualified Options in amounts up to the number of shares of Common Stock (i) underlying any restricted stock award or option granted under the 1995 Plan which shall terminate or expire without being fully exercised, but only to the extent such shares remained available for purchase or award at the time of such termination or expiration, or (ii) withheld or reacquired by the Company pursuant to withholding, payment, forfeiture or repurchase rights under the 1995 Plan. Any Shares subject to an Option or Restricted Stock Award which for any reason expires or is terminated unexercised as to such Shares and any Shares withheld or reacquired by the Company pursuant to

----------------------------
(1)  Capitalized terms not otherwise herein are defined in Section 12 below.

withholding, payment, forfeiture or a repurchase right hereunder may again be the subject of an Option or Restricted Stock Award under the Plan. The Shares purchased or issued under the Plan may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company.

     4. ADMINISTRATION. This Plan shall be administered by the Compensation Committee of the Board (the "Committee"); provided that each of the members of the Committee shall be a person who in the opinion of counsel to the Company is
(i) a "disinterested person" as such term is used in Rule 16b-3 promulgated under the Exchange Act and (ii) an "outside director" as such term is used in proposed regulation Section 1.162.27(e)(3) under Section 162(m) of the Code. The Committee shall have authority, subject to the express provisions of the Plan, to construe the Plan and the respective Options, Restricted Stock Awards, and related agreements, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine, within the limits of the Plan, the amounts, times, forms, terms, conditions and status (as Incentive or Nonqualified Options) of the respective Options, Restricted Stock Awards, and related agreements, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option, Restricted Stock Award, or related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

     The Committee shall have authority to establish guidelines for the grant of Options and Restricted Stock Awards to key employees of the Company Group who are not executive officers of the Company and to authorize the Company's chief executive officer to recommend the award of Options and Restricted Stock Awards, within such guidelines, to such eligible non-executive key employees; PROVIDED, HOWEVER, that such recommendation must be submitted to the Committee for final approval.

     No member of the Committee and no delegate of the Committee shall be liable for any action or determination under the Plan taken or made in good faith.

     5. ELIGIBLE RECIPIENTS; AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS.

        (a) KEY EMPLOYEES, CONSULTANTS AND OTHER INDIVIDUAL CONTRIBUTORS. Subject to the restrictions of this Plan, Options and Restricted Stock Awards may be granted to such key employees, consultants or other individual contributors of or to the Company Group, including, without limitation, directors of the Company (whether or not any such director is also an Employee), as are selected by the Committee or (except as to employees who are Company executive officers) by the Company's Chief Executive Officer pursuant to Section 4 above (a "Participant"); provided, however, that only Employees shall be eligible for grant of an Incentive Option.

        (b) NON-EMPLOYEE DIRECTORS. Subject to the restrictions of this Plan, Nonqualified Options will be granted annually pursuant to this Section 5(b) to each director of the Company who is a director on the date of grant and who is not an Employee ("Non-Employee Directors").

Each Non-Employee Director who is such at the conclusion of any regular annual meeting of the Company's stockholders while this Plan is in effect and who will continue to serve on the Board thereafter (a "Director Participant" or, unless the context otherwise requires, a "Participant") shall receive on such date a Nonqualified Option to purchase 1,000 Shares (a "Director Option"). Further, each Non-Employee Director who was not such at the conclusion of the last regular annual meeting of the Company's stockholders will, on the date that such Non-Employee Director is elected a director of the Company, automatically be granted a Director Option to purchase the same number of Shares covered by the last Director Option granted by the Board. All Director Options granted pursuant to this Section are subject to adjustment as provided in Section 10 below. Each Director Option shall be subject to the following terms and conditions:

              (i) PRICE. The purchase price per Share payable upon the exercise of a Director Option shall be one hundred percent (100%) of the Market Price per Share on the date of grant of the Director Option.

              (ii) EXERCISE. Each Director Option shall be exercisable for the full amount or for any part thereof immediately on the date of grant. Any unexercised portion of a Director Option may be subsequently exercised for the full amount or for any part thereof at any time and from time to time (until exhausted) prior to the expiration or other termination of the Option.

              (iii) EXPIRATION. Each Director Option shall terminate and may no longer be exercised upon the earliest of (1) ten years after the date of grant,
(2) six months after termination of the Participant's Service due to death or Disability, (3) three months after termination of the Participant's Service for any other reason except termination for cause, and (4) immediately upon termination of the Participant's Service for cause. The Board's good faith determination of whether the termination of a Director Participant's Service was for cause shall be binding for purposes of the Plan.

              (iv) OTHER TERMS. Each Director Option shall be subject to all other terms of the Plan (including without limitation the terms of Sections 7, 9, 10 and 11) except to the extent that such terms are inconsistent with the express provisions of this Section 5(b).

     6. DURATION OF THE PLAN. This Plan shall terminate ten years from the Effective Date hereof, unless terminated earlier pursuant to Section 13 below, and no Options or Restricted Stock Awards may be granted or made thereafter.

     7. TERMS AND CONDITIONS OF OPTIONS AND RESTRICTED STOCK AWARDS. Options and Restricted Stock Awards granted or made under this Plan shall be evidenced by grant forms or agreements in such form and containing such terms and conditions as the Committee or (except as to grants and awards to employees who are Company executive officers) the Committee's delegate shall determine; provided, however, that such grant forms and agreements shall evidence among their terms and conditions the following:

        (a) PRICE. The purchase price per Share payable upon the exercise of each Option (other than a Director Option) or the consideration (if any) in addition to services of the

Participant required pursuant to each Restricted Stock Award granted or made hereunder shall be determined by the Committee at the time the Option or Restricted Stock Award is granted or made subject to the following restrictions. Subject to Section 7(k)(i), if applicable, the purchase price per Share payable upon the exercise of each Incentive Option granted hereunder shall not be less than one hundred percent (100%) of the Market Price per Share on the day the Incentive Option is granted. The purchase price per Share payable upon the exercise of each Nonqualified Option granted hereunder shall be not less than eighty-five percent (85%) of the Market Price per Share on the date of the grant. Restricted Stock Awards may be issued in consideration of services to be rendered, which shall be valued for such purposes by the Committee. No Share shall be issued for less than its par value, if any, paid in cash, property or services.

        (b) NUMBER OF SHARES. Each grant or award form or agreement shall specify the number of Shares to which it pertains.

        (c) VESTING AND OTHER TERMS OF RESTRICTED STOCK AWARDS. All Shares covered by a Restricted Stock Award will be issued promptly after the date of grant of the award, subject to the following terms and conditions:

              (i) VESTING. Such Shares shall remain unvested and subject to the restrictions of this Section 7(c) until such time (if at all) as (I) one or both of the following performance conditions (the "Performance Conditions") are met within the period of five years beginning on the date of grant of the Restricted Stock Award (the "Performance Period") and (II) the Service Requirement (as defined below) (the "Service Requirement") is also met with respect to a Participant.

     The Partial Performance Condition is met when the closing price of a share of the Common Stock as reported on the NASDAQ National Market System for a consecutive ten-day period equals or exceeds 137.10% of the Market Price of a share on the first day of the Performance Period. If the Partial Performance Condition is met for a Restricted Stock Award, then fifty percent (50%) of the Shares covered by the award shall vest in the Participant who holds the award, and the restrictions of this Section 7(c) shall terminate with respect to such vested Shares (but not with respect to the remaining unvested Shares), at such time as the Participant meets the Service Requirement, subject to payment by the Participant of any additional consideration required under the Restricted Stock Award.

     The Service Requirement is met if the Participant has provided continuous Service from the date of grant of a Restricted Stock Award through the end of the Performance Period; provided that (i) if a Participant's Service is terminated by the Company without cause or by reason of death or Disability during the Performance Period but after one or both of the Performance Conditions are met, the Participant shall be deemed to have met the Service Requirement as of such date of termination with respect to the Performance Condition(s) which have been met (or deemed to have been met, as set forth in (ii) below) as of such termination date and (ii) if a Participant's Service is terminated by the Company without cause or by reason of death or Disability prior to the date that both Performance Conditions are met, the Participant shall be deemed to meet the Service Requirement until the first day of the fifth month following such termination. The Committee's good faith determination of whether the termination of a Participant's Service (other than a Director Participant's Service) was without cause or for cause shall be binding for purposes of the Plan.

     The Full Performance Condition is met when the closing price of a share of the Common Stock as reported on the NASDAQ National Market System for a consecutive ten-day period equals or exceeds 174.20% of the Market Price of a share on the first day of the Performance Period. If the Full Performance Condition is met for a Restricted Stock Award, then the remaining fifty percent (50%) or, if the Partial Performance Condition was not previously met, one hundred percent (100%) of the Shares covered by the award shall vest in the Participant who holds the award, and the restrictions of this Section 7(c) shall terminate with respect to such vested Shares, at such time as the Participant meets the Service Requirement, subject to payment by the Participant of any additional consideration required under the Restricted Stock Award.

     Notwithstanding any of the foregoing, if the Committee so provides at the time of a Restricted Stock Award grant, if a Change in Control of the Company occurs while any Shares covered by a Restricted Stock Award remain unvested pursuant to the foregoing provisions of this Section 7(c), but before the date of forfeiture pursuant to this Section 7(c) of such Shares, such unvested but unforfeited Shares covered by the award shall thereupon vest in the Participant and the restrictions of this Section 7(c) shall terminate, subject to payment by the Participant of any additional consideration required (without regard to the occurrence of a Change in Control) in the Restricted Stock Award. In the case of Restricted Stock Awards that by their terms do not automatically vest upon a Change in Control, the Committee is authorized, in its discretion, to provide for the accelerated vesting of unvested, but unforfeited Shares upon a Change in Control.

              (ii) FORFEITURE OF UNVESTED SHARES. If the Performance Condition applicable to Shares covered by a Restricted Stock Award to a Participant has not been met by the end of the Performance Period or if any such Shares remain unvested at a time when the Participant fails to meet the Service Requirement, the Shares as to which the Performance Condition has not been met or the Shares which remain unvested when the Participant fails to meet the Service Requirement (as the case may be) shall thereupon be forfeited to the Company without any further action by the Company or the Participant and for no consideration other than the amount (if any) of cash or other property paid by the Participant for such Shares. A Participant shall be deemed to fail to meet the Service Requirement on the first day of the fifth month following termination of his or her Service without cause or by reason of death or Disability and on the date of termination of his or her Service for any other reason (including without limitation, termination for cause and any voluntary termination by the Participant).

              (iii) ESCROW OF UNVESTED SHARES. While Shares covered by a Restricted Stock Award remain unvested, they shall be held in escrow by the Company in certificate or book-entry form and they may not be sold, hypothecated, or otherwise disposed of by the Participant or anyone claiming through him or her.

              (iv) STOCKHOLDER RIGHTS. Subject to the restrictions of this
Section 7(c), each Participant shall enjoy all the benefits of ownership with respect to all Shares covered by a Restricted Stock Award (including the rights to vote such Shares and to receive dividends thereon), regardless of whether such Shares are vested or unvested; provided that all such rights shall immediately cease with respect to any unvested Shares upon the forfeiture of such Shares.

              (v) OTHER TERMS. Each Restricted Stock Award shall be subject to all other terms of the Plan (including without limitation the other terms of this Section 7 and of Sections 9, 10 and 11) and of any form or agreement embodying the award, except to the extent that such terms are inconsistent with the express provisions of this Section 7(c).

     (d) EXERCISE OF OPTIONS. Each Option (other than a Director Option) shall be exercisable for the full amount or for any part thereof at such time or at such intervals and in such installments as the Committee (or its delegate, if applicable) may determine at the time it grants such Option; provided, however, that no Option shall be exercisable with respect to any Shares later than ten years after the date of the grant of such Option (or five years in the case of Incentive Options to which Section 7(k)(ii) applies). Notwithstanding the foregoing, if the Committee so provides at the time of an Option grant, an outstanding Option shall become immediately exercisable for the full amount or any part thereof upon the occurrence of a Change in Control of the Company. In the case of Options that by their terms do not become immediately exercisable upon a Change in Control, the Committee is authorized, in its discretion, to provide for the accelerated vesting of such options upon a Change in Control.

     An Option shall be exercisable only by delivery of a written notice to the Company's Treasurer, or any other officer of the Company designated by the Committee to accept such notices on its behalf, specifying the number of Shares for which the Option is exercised and accompanied by either (i) payment or (ii) if permitted by the Committee, irrevocable instructions to a broker to promptly deliver to the Company full payment in accordance with Section 7(e)(ii) below of the amount necessary to pay the aggregate exercise price. With respect to an Incentive Option, the permission of the Committee referred to in clause (ii) of the preceding sentence must be granted at the time the Incentive Option is granted.

     (e) PAYMENT. Payment shall be made in full (i) at the time the Option is exercised, (ii) promptly after the Participant forwards the irrevocable instructions referred to in Section 7(d)(ii) above to the appropriate broker, if exercise of an Option is made pursuant to Section 7(d)(ii) above, or (iii) at the time specified in the Restricted Stock Award if any payment is required pursuant to the Award. Payment shall be made either (I) in cash, (II) by check,
(III) if permitted by the Committee (with respect to an Incentive Option, such permission to have been granted at the time of the Incentive Option grant), by delivery or deemed delivery and assignment to the Company of shares of Company stock which (1) have a fair market value (as determined by the Committee) equal to the exercise or purchase price and (2) except to the extent otherwise permitted by the Committee in any instance, have been owned by the Participant (or other person(s) exercising the Participant's rights under this Plan) for at least six months prior to the date of delivery or deemed delivery of such shares, (IV) by a combination of one or more of the foregoing methods. For purposes of this Section, a deemed delivery of shares shall mean the offset by the Company of a number of shares subject to the Option or Restricted Stock Award against an equal number of shares of the Company's stock owned by the Participant. If shares of Company stock are to be used to pay the exercise price of an Incentive Option, the Company prior to such payment must be furnished with evidence satisfactory to it that the acquisition of such shares and their transfer in payment of the exercise price satisfy the requirements of Section 422 of the Code and other applicable laws.

     Notwithstanding any other provision of this Plan, if an Option would have a before-tax net value of at least $10,000 to the holder upon exercise, then the holder of the Option shall be deemed to have exercised the Option in full (to the extent not previously exercised) on the last day that such Option is exercisable. Such deemed exercise shall be subject to payment in full of the exercise price (and all applicable withholding taxes) by any of the methods permitted pursuant to this Section 7(e) and Section 7(f), but subject to the discretion of the Committee to require payment in cash if it determines that payment by other methods is not in the best interests of the Company.

     (f) WITHHOLDING TAXES; DELIVERY OF SHARES. The Company's obligation to deliver Shares upon exercise of an Option or pursuant to a Restricted Stock Award shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. Without limiting the generality of the foregoing, the Company shall have the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to any Shares issued upon exercise of Options or pursuant to Restricted Stock Awards. Furthermore, to the extent possible, all federal, state and local tax withholding required by law shall be satisfied by withholding of vested and unrestricted Shares or by delivery to the Company of already owned unrestricted Shares, having a value equal to the amount required to be withheld, as determined by the Committee. To the extent satisfaction of all required tax withholding is not possible in the manner specified in the preceding sentence and to the extent that additional tax withholding is elected by the Participant, payment of withholding taxes may be made by any of the methods permitted in
Section 7(e) for payment of the exercise or purchase price of an Option or Restricted Stock Award, subject to the discretion of the Committee to require payment in cash if it determines that payment by other methods is not in the best interests of the Company.

     (g) TRANSFERABILITY. No Option or Restricted Stock Award shall be transferable by the Participant otherwise than by will or the laws of descent or distribution, and each Option shall be exercisable during the Participant's lifetime only by the Participant. Notwithstanding the foregoing, the Board or the Committee, as the case may be, may grant Nonqualified Options and Restricted Stock Awards under this Plan that are transferable (subject to any terms and conditions imposed by the Committee) by the Participant, either directly or in trust, to one or more members of the Participant's family or to a trust, a family partnership or other entity for the exclusive benefit of one or more members of the Participant's family. Following any transfer permitted pursuant to this paragraph, of which the Participant has notified the Committee in writing, such Option or Restricted Stock Award may be exercised or shall be held by the transferee(s), subject to all terms and conditions of the Option or the Restricted Stock Award, as the case may be. For these purposes, the members of the Participant's family are only the Participant's: (i) spouse and the lineal descendants of such spouse; (ii) lineal descendants and the spouses of such lineal descendants; (iii) lineal ancestors and the spouses of such lineal ancestors; and (iv) siblings and the spouses and the children of such siblings.

     (h) TERMINATION OF RESTRICTED STOCK AWARDS AND OPTIONS. Each Restricted Stock Award shall be subject to the termination and forfeiture provisions of
Section 7(c) above. Except to the extent the Committee provides specifically in a grant form or Option agreement for a lesser period (or a greater period, in the case of Nonqualified Options only), each Option (other than a Director Option) shall terminate and may no longer be exercised if the Participant ceases for any reason to render continuous Service, in accordance with the following provisions:

              (i) if the Participant ceases to render Service for any reason other than death, Disability or termination for cause, the Participant may, at any time within a period of three months after the date of such cessation of Service, exercise the Option to the extent that the Option was exercisable on the date of such cessation;

              (ii) if the Participant ceases to render Service because of termination for cause, the Option shall terminate immediately and may no longer be exercised on and after the date of such termination for cause;

              (iii) if the Participant ceases to render Service because of Disability, the Participant may, at any time within a period of six months after the date of such cessation of Service, exercise the Option to the extent that the Option was exercisable on the date of such cessation; and

              (iv) if the Participant ceases to render Service because of death, the Option, to the extent that the Participant was entitled to exercise it on the date of death, may be exercised within a period of six months after the Participant's death by the person or persons to whom the Participant's rights under the Option pass by will or by the laws of descent or distribution;

provided, however, that no Option may be exercised to any extent by anyone after the date of its expiration; and provided, further, that Options may be exercised at any time only as to Shares which at such time are available for acquisition pursuant to the terms of the applicable grant form or agreement.

     (i) RIGHTS AS STOCKHOLDER. A Participant shall have no rights as a stockholder with respect to any Shares covered by an Option until the date of issuance of a stock certificate in the Participant's name for such Shares. A Participant shall have such rights as a stockholder with respect to any Shares covered by a Restricted Stock Award as are provided in Section 7(c) above.

     (j) FORFEITURE. Any Options, any Shares acquired upon exercise of an Option and any gain realized upon exercise of any Options (other than, in each case, a Director Option) may in the discretion of the Committee be subject to forfeiture to the Company if and to the extent and at the repurchase price, if any, specifically set forth in the applicable Option grant form or agreement. Certificates representing Shares subject to such repurchase or forfeiture may be subject to such escrow and stock legending provisions as may be set forth in the Option grant form or agreement pursuant to which the Shares were acquired. Any Shares issued pursuant to a Restricted Stock Award shall be subject to such forfeiture to the Company and to such escrow provisions as are specified in
Section 7(c) above and may be subject to such additional repurchase and forfeiture rights and escrow and stock legending provisions as the Committee (in its discretion) may set forth in any form or agreement embodying the award.

     (k) 10% STOCKHOLDER. If any Participant to whom an Incentive Option is granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company, its parent, if any, or Subsidiaries, then the following special provisions shall be applicable:

              (i) The exercise price per Share subject to such Option shall not be less than one hundred and ten percent (110%) of the Market Price of each Share on the date of grant; and

              (ii) The Option shall not have a term in excess of five years from the date of grant.

     (l) CONFIDENTIALITY AGREEMENTS. Each Participant shall execute, prior to or contemporaneously with the grant of any Option or Restricted Stock Award hereunder, the Company's then standard form of agreement, if any, relating to nondisclosure of confidential information, assignment of inventions and related matters.

     (m) AGGREGATE LIMITATION. The maximum number of Shares with respect to which any Options and Restricted Stock Awards may be granted under the Plan to any individual during each successive twelve-month period commencing on the Effective Date of the Plan shall not exceed 200,000 shares.

     (n) RIGHT TO TERMINATE. Nothing contained in the Plan or in any Option or Restricted Stock Award granted hereunder shall restrict the right of any member of the Company Group to terminate the employment of any Participant or other Service by the Participant at any time and for any reason, with or without notice. Nothing contained in the Plan or in any Option granted hereunder shall give any Non-Employee Director the right to continue in Service as a director.

     (o) DEFERRAL

              (i) Notwithstanding anything herein to the contrary, a Participant, may elect, at the discretion of, and in accordance with rules (consistent with the terms of this Plan) which may be established by, the Committee, to defer delivery of the Shares otherwise receivable upon exercise of a Nonqualified Option using any of the payment methods permitted by Section 7(e)
(I) or (II) of this Plan (provided that any such election must apply to all Shares otherwise receivable upon such exercise of the Option) or Section 7(e)(III) of this Plan, provided such election is irrevocable and is made at least (i) six months prior to the date that such Option otherwise would expire and (ii) two months prior to the exercise of such Option. Phantom shares of Common Stock (the "Phantom Shares") equal in number to the Shares so deferred shall be credited to an account in the name of the Participant on the books and records of the Company (a "Deferred Compensation Account") at the date of exercise. A separate Deferred Compensation Account shall be maintained with respect to each Option subject to an effective deferral election.

              (ii) The Phantom Shares shall be entitled to dividends when, as and if paid generally with respect to shares of Common Stock. At its election, the Company may (i) pay such dividends to the Participant in cash when such dividends are paid to the holders of Common Stock or (ii) credit the Deferred Compensation Account with additional Phantom Shares equal to the aggregate pre-tax amount of the dividends otherwise payable upon the number of Phantom Shares then held in the Deferred Compensation Account, based on the Market Value of the Common Stock on the date of payment of such dividends with any resulting fractional Phantom Shares rounded up to the next whole Phantom Share.

              (iii) The value of a Participant's Deferred Compensation Account shall be payable in shares of Common Stock in one single payment or in annual installments over a period not to exceed 10 years or as otherwise determined by the Committee. At the time Participant makes such deferral election, the Participant shall elect the form of payment and date for lump sum payment or commencement of annual payments of the Deferred Compensation Account, with such date at least one year subsequent to the date of exercise of the Option, but not later than the date of the Participant's termination of Service. Notwithstanding any election by an optionee, in the event of Disability or death of the optionee, the Participant's Deferred Compensation Account shall be paid within 90 days in the form of shares of Common Stock in a single lump sum.

              (iv) Notwithstanding the deferred payment date elected by the Participant, the Committee may, in its discretion, allow for early payment of a Participant's Deferred Compensation Account in the event of an "unforeseeable emergency." For this purpose, an unforeseeable emergency shall be defined as an unanticipated emergency that is caused by an event beyond the control of the Participant and that would result in severe financial hardship to the Participant if early withdrawal were not permitted. Any withdrawal on account of an unforeseeable emergency must be limited to the amount necessary to meet the emergency. The above provisions regarding a withdrawal upon an unforeseeable emergency shall be interpreted in accordance with published revenue procedures, regulations, releases or interpretations. In addition, solely for the convenience or other benefit of the Company, Deferred

Compensation Accounts may be distributed on an accelerated basis in the discretion of the Committee.

              (v) Participants have the status of general unsecured creditors of the Company with respect to their Deferred Compensation Accounts, and such accounts constitute a mere promise by the Company to make payments with respect thereto.

              (vi) A Participant's right to benefit payments under this Plan with respect to the Deferred Compensation Accounts may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered by the Participant on the Participant's beneficiary, or attached or garnished by creditors of the Participant or the Participant's beneficiary and any attempt to do so shall be void.

     8. RESTRICTIONS ON INCENTIVE OPTIONS. Incentive Options granted under this Plan shall be specifically designated as such and shall be subject to the additional restriction that the aggregate Market Price, determined as of the date the Incentive Option is granted, of the Shares with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. If an Incentive Option which exceeds the $100,000 limitation of this Section 8 is granted, the portion of such Option which is exercisable for Shares in excess of the $100,000 limitation shall be treated as a Nonqualified Option pursuant to Section 422(d) of the Code. In the event that such Participant is eligible to participate in any other stock incentive plans of the Company, its parent, if any, or a Subsidiary which are also intended to comply with the provisions of Section 422 of the Code, such annual limitation shall apply to the aggregate number of shares for which options may be granted under all such plans.

     9. SUSPENSION OF RIGHTS PRIOR TO A DISSOLUTION, REORGANIZATION, ETC. Prior to any dissolution, liquidation, merger, consolidation or reorganization of the Company as to which the Company will not be the surviving corporation, or the sale or exchange of substantially all of the Common Stock or the sale of substantially all of the assets of the Company (the "Event"), unless such Event would constitute a Change in Control of the Company, the Board or the Committee may decide to terminate each outstanding Option and Restricted Stock Award. If the Board or the Committee so decides, each Option (including Director Options) and Restricted Stock Award shall terminate as of the effective date of the Event, but the Board or the Committee shall suspend the exercise of all outstanding Options a reasonable time prior to the Event, giving each person affected thereby not less than fourteen days written notice of the date of suspension, prior to which date such person may purchase in whole or in part the Shares otherwise available to him or her as of the date of purchase. If the Event is not consummated, the suspension shall be removed and all Options and Restricted Stock Awards shall continue in full force and effect, subject to their terms.

     10. ADJUSTMENT IN SHARES. Appropriate adjustment shall be made by the Committee in the maximum number of Shares subject to the Plan and in the number, kind, and exercise or purchase price of Shares covered by outstanding Options and Restricted Stock Awards granted hereunder and in the number and kind of Shares in each Director Option subsequently granted pursuant to Section 5(b) to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the Effective Date of the Plan. In the event of a change of the Common Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of Shares which thereafter may be purchased pursuant to an Option or issued pursuant to a Restricted Stock Award under the Plan and the number and kind of Shares then subject to Options or Restricted Stock Awards granted hereunder and the price per Share thereof shall be appropriately adjusted in such manner as the Committee may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder.

     11. INVESTMENT REPRESENTATIONS; TRANSFER RESTRICTIONS. The Company may require Participants, as a condition of purchasing Shares pursuant to the exercise of an Option or of receiving Shares pursuant to a Restricted Stock Award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Shares for the Participant's own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate (including without limitation confirmation that the Participant is aware of any applicable restrictions on transfer of the Shares, as specified in the by-laws of the Company or otherwise) in order to comply with federal and applicable state securities laws.

     12. DEFINITIONS.

         (a) "BOARD" means the Board of Directors of the Company.

         (b) "CHANGE IN CONTROL" has the meaning defined in Section 14 below.

         (c) "CODE" means the Internal Revenue Code of 1986, as heretofore and hereafter amended, and the regulations promulgated thereunder.

         (d) "COMMITTEE" has the meaning defined in Section 4 above.

         (e) "COMMON STOCK" has the meaning defined in Section 3 above.

         (f) "COMPANY" AND "COMPANY GROUP" have the meanings defined in Section 1 above.

         (g) "DEFERRED COMPENSATION ACCOUNT" has the meaning defined in Section 7(o) above.

         (h) "DIRECTOR OPTION" has the meaning defined in Section 5(b) above.

         (i) "DISABILITY" has the meaning defined in Section 22(e)(3) of the Code.

         (j) "EFFECTIVE DATE" has the meaning defined in Section 2 above.

         (k) "EMPLOYEE" means any individual (including an officer of the Company) who is a common law employee of any member of the Company Group. Any individual who was an Employee at the start of a leave of absence shall continue to be an Employee for purposes of this Plan to the extent provided in regulations under applicable provisions of the Code or to the extent required by the Uniformed Services Employment and Reemployment Rights Act or other applicable law.

         (l) "EVENT" has the meaning defined in Section 9 above.

         (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as heretofore and hereafter amended.

         (n) "INCENTIVE OPTION" has the meaning defined in Section 1 above.

         (o) "MARKET PRICE" means the average of the closing prices of the Common Stock as published in the Wall Street Journal for all days on which trades of the Common Stock occurred within the thirty calendar-day period ending on the day before the relevant date, provided that if the closing price of the Common Stock is no longer reported in the Wall Street Journal or if no trading occurs during such thirty-day period, then the Market Price as of the relevant date shall be as determined by the Board.

         (p) "1995 PLAN" means the HPSC, Inc. 1995 Stock Incentive Plan, as adopted March 8, 1995, and amended and restated March 14, 1996.

         (q) "NON-EMPLOYEE DIRECTOR" has the meaning defined in Section 5(b) above.

         (r) "NONQUALIFIED OPTION" has the meaning defined in Section 1 above.

         (s) "OPTION" has the meaning defined in Section 1 above.

         (t) "PARTICIPANT" has the meaning defined in Section 5 above.

         (u) "PERFORMANCE CONDITIONS" "PARTIAL PERFORMANCE CONDITION" AND "FULL PERFORMANCE CONDITION" have the meanings defined in Section 7(c) above.

         (v) "PERFORMANCE PERIOD" has the meaning defined in Section 7(c) above.

         (w) "PHANTOM STOCK" has the meaning defined in Section 7(o) above.

         (x) "PLAN" has the meaning defined in Section 1 above.

         (y) "RESTRICTED STOCK AWARD" has the meaning defined in Section 1 above.

         (z) "SERVICE" means the performance of work for one or more members of the Company Group as an Employee, consultant or other individual contributor, or service as a Non-Employee Director of the Company.

         (aa) "SERVICE REQUIREMENT" has the meaning defined in Section 7(c) above.

         (bb) "SHARES" has the meaning defined in Section 3 above.


         (cc) "SUBSIDIARY" has the meaning defined in Section 424(f) of the Code.

     13. TERMINATION OR AMENDMENT OF PLAN. The Board may by written action at any time terminate the Plan or make such changes in or additions or deletions to the Plan as it deems advisable without further action on the part of the stockholders of the Company, provided:

         (a) that no such termination or amendment shall adversely affect or impair any then outstanding Option or Restricted Stock Award or related agreement without the consent of the Participant holding such Option or Restricted Stock Award or related agreement; and

         (b) that no such amendment which (i) increases the maximum number of Shares subject to this Plan (except to the extent provided in Sections 9 and 10), (ii) materially modifies the requirements as to eligibility for participation in the Plan, or (iii) makes any other change which, pursuant to the Code or regulations thereunder or Section 16(b) of the Exchange Act and the rules and regulations thereunder, requires action by the stockholders may be made without obtaining, or being conditioned upon, stockholder approval.

     With the consent of the Participant affected, the Committee may amend outstanding Options or Restricted Stock Awards or related agreements in a manner not inconsistent with the Plan. The Committee shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Options granted under the Plan to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under
Section 422 of the Code.

     14. CHANGE IN CONTROL. A change in control of the Company (a "Change in Control") will occur upon:

         (a) The acquisition by any individual, entity or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either (i) the then outstanding shares of the Common Stock or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege); (B) any acquisition by the Company or by any corporation controlled by the Company; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (D) any acquisition by any corporation pursuant to a consolidation or merger, if, following such consolidation or merger, the conditions described in clauses (i),
(ii), and (iii) of paragraph (c) of this Section 14 are satisfied.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired beneficial ownership of more than the permitted percentage of the then Outstanding Company Voting Securities as a result of the acquisition of Voting Securities by the Company which by reducing the number of Voting Securities then outstanding, increases the percentage of shares beneficially owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company and, after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Voting Securities which increases the percentage of the then Outstanding Company Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur;

         (b) Individuals who, as of the date of this Agreement, constitute the Board (the "Incumbent Board") ceasing for any reason to constitute at least two-thirds of the Board over any period of 24 consecutive months or less; provided, however, that any individual becoming a director subsequent to the date of this Agreement whose election, or nomination for election by the Corporation's shareholders, was approved by a vote or resolution of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

         (c) Adoption by the Board of a resolution approving an agreement of consolidation of the Company with or merger of the Company into another corporation or business entity in each case, unless, following such consolidation or merger, (i) more than 60 percent of, respectively, the then outstanding shares of common stock of the corporation resulting from such consolidation or merger and/or the combined voting power of the then outstanding voting securities of such corporation or business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Stock and Outstanding Company Voting Securities immediately prior to such consolidation or merger in substantially the same proportions as their ownership, immediately prior to such consolidation or merger, of the Common Stock and/or Outstanding Company Voting

Securities, as the case may be, (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation or other business entity resulting from such consolidation or merger and any Person beneficially owning, immediately prior to such consolidation or merger, directly or indirectly, 35 percent or more of the Common Stock and/or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such consolidation or merger or the combined voting power of the then outstanding voting securities of such corporation or business entity entitled to vote generally in the election of its directors (or other persons having the general power to direct the affairs of such entity) and (iii) at least two-thirds of the members of the board of directors (or other group of persons having the general power to direct the affairs of the corporation or other business entity) resulting from such consolidation or merger were members of the Incumbent Board at the time of the execution of the initial agreement providing for such consolidation or merger; provided that any right which shall vest by reason of the action of the Board pursuant to this paragraph (c) shall be divested, with respect to any such right not already exercised, upon (A) the rejection of such agreement of consolidation or merger by the stockholders of the Company or (B) its abandonment by either party thereto in accordance with its terms; or

         (d) Adoption by the requisite majority of the whole Board, or by the holders of such majority of stock of the Company as is required by law or by the Certificate of Incorporation or By-Laws of the Company as then in effect, of a resolution or consent authorizing (i) the dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation or other business entity with respect to which, following such sale or other disposition, (A) more than 60 percent of, respectively, the then outstanding shares of common stock of such corporation and/or the combined voting power of the outstanding voting securities of such corporation or other business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the Common Stock and/or Outstanding Company Voting securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation or other business entity and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 35 percent or more of the Common Stock and/or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35 percent or more of, respectively, the then outstanding shares of common stock of such corporation and/or the combined voting power of the then outstanding voting securities of such corporation or other business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) and (C) at least two-thirds of the members of the board of directors (or other group of persons having the general power to direct the affairs of such corporation or other entity) were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; provided that any right which shall vest by reason of the action of the Board or the stockholders pursuant to this paragraph (d) shall be divested, with respect to any such right not already exercised, upon the abandonment by the Company of such dissolution, or such sale or other disposition of assets, as the case may be.

     A Change in Control shall not occur upon the mere reincorporation of the Company in another state.